Exhibit 99.2
BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2012							2013							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$5,251	$4,443	$9,694	$3,736	$13,430	$4,191	$17,621	$3,831	$4,048	$7,879	$4,065	$11,944	$4,441	$16,385	6%	(7)%	(1)%	(1)%
US and Puerto Rico	3,501	2,629	6,130	2,016	8,146	2,238	10,384	1,971	2,045	4,016	2,037	6,053	2,265	8,318	1%	(20)%	—	—
Europe	922	926	1,848	858	2,706	1,000	3,706	946	950	1,896	985	2,881	1,049	3,930	5%	6%	3%	2%
Rest of the World	748	811	1,559	787	2,346	858	3,204	765	835	1,600	805	2,405	890	3,295	4%	3%	(8)%	(6)%
Other	80	77	157	75	232	95	327	149	218	367	238	605	237	842	**	**	N/A	N/A

% of Revenues	2012							2013
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
US and Puerto Rico	66.7%	59.2%	63.2%	54.0%	60.7%	53.4%	58.9%	51.4%	50.5%	51.0%	50.1%	50.7%	51.0%	50.8%
Europe	17.6%	20.8%	19.1%	23.0%	20.1%	23.9%	21.0%	24.7%	23.5%	24.1%	24.2%	24.1%	23.6%	24.0%
Rest of the World	14.2%	18.3%	16.1%	21.0%	17.5%	20.5%	18.2%	20.0%	20.6%	20.3%	19.8%	20.1%	20.0%	20.1%
Other	1.5%	1.7%	1.6%	2.0%	1.7%	2.2%	1.9%	3.9%	5.4%	4.6%	5.9%	5.1%	5.4%	5.1%

**In excess of 100%

BRISTOL-MYERS SQUIBB COMPANY
REVENUES AND COMPOSITION OF CHANGE IN REVENUES
FOR THE PERIOD ENDED DECEMBER 31, 2013
(Unaudited, dollars in millions)

QUARTER-TO-DATE	Revenues		Analysis of % Change
	2013	2012	Total Change	Volume	Price	Foreign Exchange
US and Puerto Rico	$2,265	$2,238	1%	1%	—	—
Europe	1,049	1,000	5%	6%	(4)%	3%
Rest of the World	890	858	4%	15%	(3)%	(8)%
Other	237	95	**	N/A	N/A	N/A
Total	$4,441	$4,191	6%	9%	(2)%	(1)%

YEAR-TO-DATE	Revenues		Analysis of % Change
	2013	2012	Total Change	Volume	Price	Foreign Exchange
US and Puerto Rico	$8,318	$10,384	(20)%	(19)%	(1)%	—
Europe	3,930	3,706	6%	7%	(3)%	2%
Rest of the World	3,295	3,204	3%	11%	(2)%	(6)%
Other	842	327	**	N/A	N/A	N/A
Total	$16,385	$17,621	(7)%	(5)%	(1)%	(1)%

**In excess of 100%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2012							2013							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total Revenues	$5,251	$4,443	$9,694	$3,736	$13,430	$4,191	$17,621	$3,831	$4,048	$7,879	$4,065	$11,944	$4,441	$16,385	6%	(7)%
Cost of products sold	1,303	1,245	2,548	987	3,535	1,075	4,610	1,063	1,108	2,171	1,175	3,346	1,273	4,619	18%	—
Marketing, selling and administrative	1,002	1,004	2,006	1,071	3,077	1,143	4,220	994	1,042	2,036	980	3,016	1,068	4,084	(7)%	(3)%
Advertising and product promotion	194	224	418	167	585	212	797	189	218	407	194	601	254	855	20%	7%
Research and development	909	962	1,871	951	2,822	1,082	3,904	930	951	1,881	893	2,774	957	3,731	(12)%	(4)%
Impairment charge for BMS-986094 intangible asset	—	—	—	1,830	1,830	—	1,830	—	—	—	—	—	—	—	—	(100)%
Other (income)/expense	(184)	(51)	(235)	(11)	(246)	166	(80)	(19)	199	180	5	185	20	205	(88)%	**
Total Expenses	3,224	3,384	6,608	4,995	11,603	3,678	15,281	3,157	3,518	6,675	3,247	9,922	3,572	13,494	(3)%	(12)%
Earnings Before Income Taxes	$2,027	$1,059	$3,086	$(1,259)	$1,827	$513	$2,340	$674	$530	$1,204	$818	$2,022	$869	$2,891	69%	24%
Provision for/(Benefit from) income taxes	545	251	796	(546)	250	(411)	(161)	51	—	51	126	177	134	311	**	**
Net Earnings	$1,482	$808	$2,290	$(713)	$1,577	$924	$2,501	$623	$530	$1,153	$692	$1,845	$735	$2,580	(20)%	3%
Net Earnings/(Loss) Attributable to Noncontrolling Interest	381	163	544	(2)	542	(1)	541	14	(6)	8	—	8	9	17	**	(97)%
Net Earnings Attributable to BMS	$1,101	$645	$1,746	$(711)	$1,035	$925	$1,960	$609	$536	$1,145	$692	$1,837	$726	$2,563	(22)%	31%
Earnings attributable to unvested restricted shares	(1)	—	(2)	—	(1)	(1)	(1)	—	—	—	—	—	—	—	(100)%	(100)%
Net Earnings/(Loss) used for Diluted EPS Calculation	$1,100	$645	$1,744	$(711)	$1,034	$924	$1,959	$609	$536	$1,145	$692	$1,837	$726	$2,563	(21)%	31%
Diluted Earnings/(Loss) per Common Share*	$0.64	$0.38	$1.02	$(0.43)	$0.61	$0.56	$1.16	$0.37	$0.32	$0.69	$0.42	$1.11	$0.44	$1.54	(21)%	33%
Average Common Shares Outstanding - Diluted	1,706	1,701	1,704	1,666	1,697	1,662	1,688	1,655	1,660	1,658	1,662	1,659	1,666	1,662	—	(2)%
Dividends declared per common share	$0.34	$0.34	$0.68	$0.34	$1.02	$0.35	$1.37	$0.35	$0.35	$0.70	$0.35	$1.05	$0.36	$1.41	3%	3%

% of Total Revenues	2012							2013
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	75.2%	72.0%	73.7%	73.6%	73.7%	74.3%	73.8%	72.3%	72.6%	72.4%	71.1%	72.0%	71.3%	71.8%

Other Ratios
Effective Tax Rate	26.9%	23.7%	25.8%	43.4%	13.7%	(80.1)%	(6.9)%	7.6%	—	4.2%	15.4%	8.8%	15.4%	10.8%

Other (Income)/Expense	2012							2013							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$42	$41	$83	$48	$131	$51	$182	$50	$50	$100	$46	$146	$53	$199	4%	9%
Investment income	(36)	(22)	(58)	(27)	(85)	(21)	(106)	(25)	(28)	(53)	(23)	(76)	(28)	(104)	33%	(2)%
Provision for restructuring	22	20	42	29	71	103	174	33	173	206	6	212	14	226	(86)%	30%
Litigation charges/(recoveries)	(172)	22	(150)	50	(100)	55	(45)	—	(22)	(22)	17	(5)	25	20	(55)%	**
Equity in net income of affiliates	(57)	(53)	(110)	(40)	(150)	(33)	(183)	(36)	(50)	(86)	(42)	(128)	(38)	(166)	15%	(9)%
Out-licensed intangible asset impairment	38	—	38	—	38	—	38	—	—	—	—	—	—	—	—	(100)%
Gain on sale of product lines, businesses and assets	—	(3)	(3)	—	(3)	(50)	(53)	(1)	—	(1)	—	(1)	(1)	(2)	(98)%	(96)%
Other income received from alliance partners, net	(46)	(83)	(129)	(96)	(225)	(87)	(312)	(57)	(32)	(89)	(31)	(120)	(28)	(148)	(68)%	(53)%
Pension curtailments and settlements	—	—	—	3	3	155	158	—	101	101	37	138	27	165	(83)%	4%
Other	25	27	52	22	74	(7)	67	17	7	24	(5)	19	(4)	15	(43)%	(78)%
	$(184)	$(51)	$(235)	$(11)	$(246)	$166	$(80)	$(19)	$199	$180	$5	$185	$20	$205	(88)%	**

** In excess of 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED DECEMBER 31, 2013
(Unaudited, dollars in millions)
QUARTER-TO-DATE

	2013	2012	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2013 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$4,441	$4,191	250	6%	$(36)	$4,477	(1)%	7%
Gross profit	3,168	3,116	52	2%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	3,270	3,200	70	2%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	73.6%	76.4%

Marketing, selling and administrative	1,068	1,143	(75)	(7)%	12	1,080	1%	(6)%
Marketing, selling and administrative excluding specified items (a)	1,058	1,141	(83)	(7)%	14	1,072	1%	(6)%

Advertising and product promotion	254	212	42	20%	4	258	2%	22%

SG&A excluding specified items as a % of revenues	29.5%	32.3%

Research and development	957	1,082	(125)	(12)%	1	958	—	(12)%
Research and development excluding specified items (a)	941	1,017	(76)	(7)%	1	942	—	(7)%

Research and development excluding specified items as a % of revenues	21.2%	24.3%

YEAR-TO-DATE
	2013	2012	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2013 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$16,385	$17,621	(1,236)	(7)%	$(124)	$16,509	(1)%	(6)%
Gross profit	11,766	13,011	(1,245)	(10)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	12,092	13,296	(1,204)	(9)%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	73.8%	75.5%

Marketing, selling and administrative	4,084	4,220	(136)	(3)%	44	4,128	1%	(2)%
Marketing, selling and administrative excluding specified items (a)	4,068	4,135	(67)	(2)%	46	4,114	1%	(1)%

Advertising and product promotion	855	797	58	7%	11	866	2%	9%

SG&A excluding specified items as a % of revenues	30.0%	28.0%

Research and development	3,731	3,904	(173)	(4)%	10	3,741	—	(4)%
Research and development excluding specified items (a)	3,715	3,688	27	1%	23	3,738	—	1%

Research and development excluding specified items as a % of revenues	22.7%	20.9%

(a)	Refer to the Specified Items schedules for further details.

*
Foreign exchange (FX) impact determined by the change in a line item's current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS AND RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
(Unaudited, dollars in millions)

	2012							2013							Growth $		% Change		EX-FX				FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	QTD	YTD	Qtr vs. Qtr	YTD vs. YTD	QTD EX-FX $	YTD EX-FX $	QTD EX-FX %	YTD EX-FX %	Qtr vs. Qtr	YTD vs. YTD
TOTAL	$5,251	$4,443	$9,694	$3,736	$13,430	$4,191	$17,621	$3,831	$4,048	$7,879	$4,065	$11,944	$4,441	$16,385	$250	$(1,236)	6%	(7)%	$4,477	$16,509	7%	(6)%	(1)%	(1)%
Virology
Baraclude	325	357	682	346	1,028	360	1,388	366	371	737	378	1,115	412	1,527	52	139	14%	10%	424	1,563	18%	13%	(4)%	(3)%
Reyataz	358	406	764	363	1,127	394	1,521	361	431	792	375	1,167	384	1,551	(10)	30	(3)%	2%	387	1,563	(2)%	3%	(1)%	(1)%
Sustiva Franchise (a)	386	388	774	370	1,144	383	1,527	387	411	798	389	1,187	427	1,614	44	87	11%	6%	426	1,611	11%	6%	—	—
Oncology
Erbitux	179	179	358	173	531	171	702	162	171	333	183	516	180	696	9	(6)	5%	(1)%	179	696	5%	(1)%	—	—
Sprycel	231	244	475	263	738	281	1,019	287	312	599	316	915	365	1,280	84	261	30%	26%	380	1,323	35%	30%	(5)%	(4)%
Yervoy	154	162	316	179	495	211	706	229	233	462	238	700	260	960	49	254	23%	36%	259	957	23%	36%	—	—
Neuroscience
Abilify (b)	621	711	1,332	676	2,008	819	2,827	522	563	1,085	569	1,654	635	2,289	(184)	(538)	(22)%	(19)%	629	2,276	(23)%	(19)%	1%	—
Metabolics
Bydureon	—	—	—	20	20	58	78	52	66	118	87	205	93	298	35	220	60%	**	93	297	60%	**	—	N/A
Byetta	—	—	—	55	55	94	149	85	104	189	106	295	105	400	11	251	12%	**	105	399	12%	**	—	N/A
Forxiga	—	—	—	—	—	—	—	3	5	8	7	15	8	23	8	23	N/A	N/A	8	23	N/A	N/A	N/A	N/A
Onglyza/Kombiglyze (c)	161	172	333	178	511	198	709	202	240	442	211	653	224	877	26	168	13%	24%	224	878	13%	24%	—	—
Immunoscience
Nulojix	1	3	4	3	7	4	11	5	6	11	7	18	8	26	4	15	100%	**	9	26	**	**	—	—
Orencia (d)	254	290	544	307	851	325	1,176	320	352	672	375	1,047	397	1,444	72	268	22%	23%	405	1,473	25%	25%	(3)%	(2)%
Cardiovascular
Avapro/Avalide	207	117	324	95	419	84	503	46	56	102	71	173	58	231	(26)	(272)	(31)%	(54)%	57	229	(32)%	(54)%	1%	—
Eliquis	—	1	1	—	1	1	2	22	12	34	41	75	71	146	70	144	**	**	75	152	**	**	—	—
Plavix	1,693	741	2,434	64	2,498	49	2,547	91	44	135	42	177	81	258	32	(2,289)	65%	(90)%	81	252	65%	(90)%	—	—
Mature Products and All Other (e)	681	672	1,353	644	1,997	759	2,756	691	671	1,362	670	2,032	733	2,765	(26)	9	(3)%	—	736	2,791	(3)%	1%	—	(1)%

Total excluding Plavix and Avapro/Avalide	3,351	3,585	6,936	3,577	10,513	4,058	14,571	3,694	3,948	7,642	3,952	11,594	4,302	15,896	244	1,325	6%	9%	4,339	16,028	7%	10%	(1)%	(1)%

	2012							2013							Growth $		% Change		EX-FX				FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	QTD	YTD	Qtr vs. Qtr	YTD vs. YTD	QTD EX-FX $	YTD EX-FX $	QTD EX-FX %	YTD EX-FX %	Qtr vs. Qtr	YTD vs. YTD
Revenues by Therapeutic Area:
Virology	$1,077	$1,165	$2,242	$1,089	$3,331	$1,145	$4,476	$1,121	$1,225	$2,346	$1,151	$3,497	$1,229	$4,726	$84	$250	7%	6%	$1,244	$4,767	9%	7%	(2)%	(1)%
Oncology	679	707	1,386	728	2,114	777	2,891	772	814	1,586	824	2,410	895	3,305	118	414	15%	14%	916	3,372	18%	17%	(3)%	(3)%
Neuroscience	627	716	1,343	680	2,023	823	2,846	526	568	1,094	574	1,668	640	2,308	(183)	(538)	(22)%	(19)%	635	2,292	(23)%	(19)%	1%	—
Metabolics	194	206	400	299	699	409	1,108	400	480	880	478	1,358	502	1,860	93	752	23%	68%	501	1,856	23%	68%	—	—
Immunoscience	255	292	547	311	858	329	1,187	325	358	683	382	1,065	405	1,470	76	283	23%	24%	414	1,499	26%	26%	(3)%	(2)%
Cardiovascular	1,991	958	2,949	243	3,192	223	3,415	243	193	436	233	669	297	966	74	(2,449)	33%	(72)%	296	950	33%	(72)%	—	—
Other Therapeutic Areas	428	399	827	386	1,213	485	1,698	444	410	854	423	1,277	473	1,750	(12)	52	(2)%	3%	471	1,773	(3)%	4%	—	(1)%

**	In excess of 100%
(a)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(c)	Includes Kombiglyze revenues of $61M and $239M for the three and twelve months ended December 31, 2013 and $48M and $164M for the three and twelve months ended December 31, 2012, respectively.
(d)	Includes Orencia SubQ revenues of $139M and $441M for the three and twelve months ended December 31, 2013 and $75M and $213M for the three and twelve months ended December 31, 2012, respectively.
(e)
Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue. Includes Symlin revenues of $25M and $84M for the three and twelve months ended December 31, 2013 and $23M and $36M for the three and twelve months ended December 31, 2012.

BRISTOL-MYERS SQUIBB COMPANY
DOMESTIC REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2012							2013							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
TOTAL (a)	$3,501	$2,629	$6,130	$2,016	$8,146	$2,238	$10,384	$1,971	$2,045	$4,016	$2,037	$6,053	$2,265	$8,318	1%	(20)%
Virology
Baraclude	56	59	115	61	176	65	241	68	73	141	67	208	81	289	25%	20%
Reyataz	188	199	387	197	584	199	783	193	200	393	189	582	187	769	(6)%	(2)%
Sustiva Franchise (b)	254	259	513	250	763	253	1,016	251	275	526	259	785	307	1,092	21%	7%
Oncology
Erbitux	176	176	352	169	521	167	688	158	168	326	180	506	176	682	5%	(1)%
Sprycel	95	91	186	109	295	109	404	115	135	250	134	384	157	541	44%	34%
Yervoy (c)	117	122	239	123	362	141	503	159	140	299	130	429	148	577	5%	15%
Neuroscience
Abilify (d)	445	533	978	507	1,485	617	2,102	328	378	706	378	1,084	435	1,519	(29)%	(28)%
Metabolics
Bydureon	—	—	—	20	20	55	75	52	57	109	73	182	81	263	47%	**
Byetta	—	—	—	55	55	92	147	84	74	158	76	234	70	304	(24)%	**
Onglyza/Kombiglyze (e)	120	126	246	130	376	140	516	140	167	307	138	445	146	591	4%	15%
Immunoscience
Nulojix	1	2	3	3	6	3	9	4	4	8	5	13	7	20	**	**
Orencia (f)	171	199	370	211	581	216	797	214	238	452	246	698	256	954	19%	20%
Cardiovascular
Avapro/Avalide	108	22	130	9	139	16	155	—	(9)	(9)	—	(9)	2	(7)	(88)%	**
Eliquis	—	—	—	—	—	—	—	17	5	22	27	49	48	97	N/A	N/A
Plavix	1,648	713	2,361	43	2,404	20	2,424	66	18	84	18	102	51	153	**	(94)%

Mature Products and All Other (g)	122	128	250	129	379	145	524	122	122	244	117	361	113	474	(22)%	(10)%

Total excluding Plavix and Avapro/Avalide	1,745	1,894	3,639	1,964	5,603	2,202	7,805	1,905	2,036	3,941	2,019	5,960	2,212	8,172	—	5%

	2012							2013							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Revenues by Therapeutic Area:
Virology	$498	$519	$1,017	$509	$1,526	$518	$2,044	$513	$548	$1,061	$518	$1,579	$574	$2,153	11%	5%
Oncology	412	414	826	423	1,249	438	1,687	451	457	908	459	1,367	493	1,860	13%	10%
Neuroscience	445	534	979	506	1,485	617	2,102	328	378	706	378	1,084	435	1,519	(29)%	(28)%
Metabolics	127	132	259	224	483	316	799	298	324	622	317	939	327	1,266	3%	58%
Immunoscience	172	201	373	214	587	219	806	217	243	460	251	711	263	974	20%	21%
Cardiovascular	1,784	766	2,550	79	2,629	61	2,690	108	36	144	67	211	128	339	**	(87)%
Other Therapeutic Areas	63	63	126	61	187	69	256	56	59	115	47	162	45	207	(35)%	(19)%

**	In excess of 100%

(a)	Domestic revenues include United States and Puerto Rico.

(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.

(c)
Includes $25 million of net sales that were previously deferred until sufficient historical experience to estimate sales returns was developed. The following table provides a reconciliation of the net impact of reversal of previously deferred net sales.

	2013		2012		% Change
	4th Qtr	12 Months	4th Qtr	12 Months	Qtr vs. Qtr	YTD vs. YTD
Yervoy Revenues As Reported	148	577	141	503	5%	15%
Reversal of deferred revenues, net	—	(25)	—	—	N/A	N/A
Yervoy Revenues - Adjusted	148	552	141	503	5%	10%

(d)
Includes revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement.

	2013		2012		% Change
	4th Qtr	12 Months	4th Qtr	12 Months	Qtr vs. Qtr	YTD vs. YTD
Abilify Revenues As Reported	435	1,519	617	2,102	(29)%	(28)%
Contractual share change from 51.50% to 34.02%	227	780	—	—	N/A	N/A
Abilify Revenues - Adjusted	662	2,299	617	2,102	7%	9%

(e)	Includes Kombiglyze revenues of $47M and $195M for the three and twelve months ended December 31, 2013 and $45M and $160M for the three and twelve months ended December 31, 2012, respectively.
(f)	Includes Orencia SubQ revenues of $101M and $345M for the three and twelve months ended December 31, 2013 and $67M and $201M for the three and twelve months ended December 31, 2012, respectively.
(g)
Represents all other products sold in the U.S., including those which have lost their exclusivity in major markets. Includes Symlin revenues of $25M and $84M for the three and twelve months ended December 31, 2013 and $23M and $36M for the three and twelve months ended December 31, 2012.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2012							2013							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	$1,750	$1,814	$3,564	$1,720	$5,284	$1,953	$7,237	$1,860	$2,003	$3,863	$2,028	$5,891	$2,176	$8,067	11%	11%	(3)%	(2)%
Virology
Baraclude	269	298	567	285	852	295	1,147	298	298	596	311	907	331	1,238	12%	8%	(4)%	(3)%
Reyataz	170	207	377	166	543	195	738	168	231	399	186	585	197	782	1%	6%	(2)%	(2)%
Sustiva Franchise (a)	132	129	261	120	381	130	511	136	136	272	130	402	120	522	(8)%	2%	1%	1%
Oncology
Erbitux	3	3	6	4	10	4	14	4	3	7	3	10	4	14	—	—	—	—
Sprycel	136	153	289	154	443	172	615	172	177	349	182	531	208	739	21%	20%	(9)%	(7)%
Yervoy	37	40	77	56	133	70	203	70	93	163	108	271	112	383	60%	89%	—	—
Neuroscience
Abilify (b)	176	178	354	169	523	202	725	194	185	379	191	570	200	770	(1)%	6%	2%	1%
Metabolics
Bydureon	—	—	—	—	—	3	3	—	9	9	14	23	12	35	**	**	—	N/A
Byetta	—	—	—	—	—	2	2	1	30	31	30	61	35	96	**	**	—	N/A
Forxiga	—	—	—	—	—	—	—	3	5	8	7	15	8	23	N/A	N/A	N/A	N/A
Onglyza/Kombiglyze	41	46	87	48	135	58	193	62	73	135	73	208	78	286	34%	48%	—	(2)%
Immunoscience
Nulojix	—	1	1	—	1	1	2	1	2	3	2	5	1	6	—	**	—	—
Orencia	83	91	174	96	270	109	379	106	114	220	129	349	141	490	29%	29%	(8)%	(8)%
Cardiovascular
Avapro/Avalide	99	95	194	86	280	68	348	46	65	111	71	182	56	238	(18)%	(32)%	1%	—
Eliquis	—	1	1	—	1	1	2	5	7	12	14	26	23	49	**	**	—	—
Plavix	45	28	73	21	94	29	123	25	26	51	24	75	30	105	3%	(15)%	6%	3%

Mature Products and All Other (c)	559	544	1,103	515	1,618	614	2,232	569	549	1,118	553	1,671	620	2,291	1%	3%	(2)%	(1)%

	2012							2013							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Revenues by Therapeutic Area:
Virology	$579	$646	$1,225	$580	$1,805	$627	$2,432	$608	$677	$1,285	$633	$1,918	$655	$2,573	4%	6%	(3)%	(2)%
Oncology	267	293	560	305	865	339	1,204	321	357	678	365	1,043	402	1,445	19%	20%	(6)%	(6)%
Neuroscience	182	182	364	174	538	206	744	198	190	388	196	584	205	789	—	6%	2%	1%
Metabolics	67	74	141	75	216	93	309	102	156	258	161	419	175	594	88%	92%	—	—
Immunoscience	83	91	174	97	271	110	381	108	115	223	131	354	142	496	29%	30%	(8)%	(8)%
Cardiovascular	207	192	399	164	563	162	725	135	157	292	166	458	169	627	4%	(14)%	1%	—
Other Therapeutic Areas	365	336	701	325	1,026	416	1,442	388	351	739	376	1,115	428	1,543	3%	7%	(1)%	(1)%

**    In excess of 100%

(a)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.

(b)	Includes revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

(c)	Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN NON-GAAP LINE ITEMS TO CERTAIN GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2012							2013
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$3,948	$3,198	$7,146	$2,749	$9,895	$3,116	$13,011	$2,768	$2,940	$5,708	$2,890	$8,598	$3,168	$11,766
Specified items (a)	—	147	147	54	201	84	285	85	70	155	69	224	102	326
Gross profit excluding specified items	3,948	3,345	7,293	2,803	10,096	3,200	13,296	2,853	3,010	5,863	2,959	8,822	3,270	12,092

Marketing, selling and administrative	1,002	1,004	2,006	1,071	3,077	1,143	4,220	994	1,042	2,036	980	3,016	1,068	4,084
Specified items (a)	(8)	(5)	(13)	(70)	(83)	(2)	(85)	(1)	(1)	(2)	(4)	(6)	(10)	(16)
Marketing, selling and administrative excluding specified items	994	999	1,993	1,001	2,994	1,141	4,135	993	1,041	2,034	976	3,010	1,058	4,068

Research and development	909	962	1,871	951	2,822	1,082	3,904	930	951	1,881	893	2,774	957	3,731
Specified items (a)	(58)	(45)	(103)	(48)	(151)	(65)	(216)	—	—	—	—	—	(16)	(16)
Research and development excluding specified items	851	917	1,768	903	2,671	1,017	3,688	930	951	1,881	893	2,774	941	3,715

Other (income)/expense	(184)	(51)	(235)	(11)	(246)	166	(80)	(19)	199	180	5	185	20	205
Specified items (a)	81	(43)	38	(116)	(78)	(249)	(327)	(19)	(239)	(258)	(43)	(301)	(39)	(340)
Other (income)/expense excluding specified items	(103)	(94)	(197)	(127)	(324)	(83)	(407)	(38)	(40)	(78)	(38)	(116)	(19)	(135)

Effective Tax Rate	26.9%	23.7%	25.8%	43.4%	13.7%	(80.1)%	(6.9)%	7.6%	—	4.2%	15.4%	8.8%	15.4%	10.8%
Specified items (a)	(0.2)%	1.6%	0.3%	(22.9)%	11.3%	95.1%	30.1%	3.4%	13.8%	8.3%	2.4%	5.6%	2.5%	4.6%
Effective Tax Rate excluding specified items	26.7%	25.3%	26.1%	20.5%	25.0%	15.0%	23.2%	11.0%	13.8%	12.5%	17.8%	14.4%	17.9%	15.4%

(a)	Refer to the Specified Items schedules for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2012							2013
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Accelerated depreciation, asset impairment and other shutdown costs	$—	$147	$147	$—	$147	$—	$147	$—	$—	$—	$—	$—	$36	$36
Amortization of acquired Amylin intangible assets	—	—	—	91	91	138	229	138	137	275	137	412	137	549
Amortization of Amylin collaboration proceeds	—	—	—	(46)	(46)	(68)	(114)	(67)	(67)	(134)	(68)	(202)	(71)	(273)
Amortization of Amylin inventory adjustment	—	—	—	9	9	14	23	14	—	14	—	14	—	14
Cost of products sold	—	147	147	54	201	84	285	85	70	155	69	224	102	326

Stock compensation from accelerated vesting of Amylin awards	—	—	—	67	67	—	67	—	—	—	—	—	—	—
Process standardization implementation costs	8	5	13	3	16	2	18	1	1	2	4	6	10	16
Marketing, selling and administrative	8	5	13	70	83	2	85	1	1	2	4	6	10	16

Stock compensation from accelerated vesting of Amylin awards	—	—	—	27	27	—	27	—	—	—	—	—	—	—
Upfront, milestone and other licensing payments	—	—	—	21	21	26	47	—	—	—	—	—	16	16
IPRD impairment	58	45	103	—	103	39	142	—	—	—	—	—	—	—
Research and development	58	45	103	48	151	65	216	—	—	—	—	—	16	16

Impairment charge for BMS-986094 intangible asset	—	—	—	1,830	1,830	—	1,830	—	—	—	—	—	—	—

Provision for restructuring	22	20	42	29	71	103	174	33	173	206	6	212	14	226
Gain on sale of product lines, businesses and assets	—	—	—	—	—	(51)	(51)	—	—	—	—	—	—	—
Acquisition and collaboration related items	12	1	13	29	42	1	43	—	(10)	(10)	—	(10)	—	(10)
Litigation charges/(recoveries)	(172)	22	(150)	50	(100)	55	(45)	—	(23)	(23)	—	(23)	—	(23)
Out-licensed intangible asset impairment	38	—	38	—	38	—	38	—	—	—	—	—	—	—
Loss on debt repurchase	19	—	19	8	27	—	27	—	—	—	—	—	—	—
Upfront, milestone and other licensing receipts	—	—	—	—	—	(10)	(10)	(14)	—	(14)	—	(14)	—	(14)
Pension settlements	—	—	—	—	—	151	151	—	99	99	37	136	25	161
Other (income)/expense	(81)	43	(38)	116	78	249	327	19	239	258	43	301	39	340

Increase/(decrease) to pretax income	(15)	240	225	2,118	2,343	400	2,743	105	310	415	116	531	167	698

(Income tax)/tax benefit on items above	8	(77)	(69)	(722)	(791)	(156)	(947)	(35)	(116)	(151)	(40)	(191)	(51)	(242)
Specified tax benefit*	—	—	—	—	—	(392)	(392)	—	—	—	—	—	—	—
(Income tax)/tax benefit	8	(77)	(69)	(722)	(791)	(548)	(1,339)	(35)	(116)	(151)	(40)	(191)	(51)	(242)

Increase/(decrease) to net earnings	$(7)	$163	$156	$1,396	$1,552	$(148)	$1,404	$70	$194	$264	$76	$340	116	456
* The 2012 specified tax benefit relates to a capital loss deduction.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Cash and cash equivalents	$2,307	$2,801	$1,503	$1,656	$1,355	$1,821	$1,771	$3,586
Marketable securities - current	2,722	2,236	1,427	1,173	1,178	978	951	939
Marketable securities - long term	3,585	3,732	3,698	3,523	3,242	3,223	3,623	3,747
Cash, cash equivalents and marketable securities	8,614	8,769	6,628	6,352	5,775	6,022	6,345	8,272

Short-term borrowings and current portion of long-term debt	(145)	(236)	(751)	(826)	(1,372)	(764)	(680)	(359)
Long-term debt	(5,270)	(5,209)	(6,608)	(6,568)	(6,522)	(6,442)	(6,532)	(7,981)
Net debt position	$3,199	$3,324	$(731)	$(1,042)	$(2,119)	$(1,184)	$(867)	$(68)

BRISTOL-MYERS SQUIBB COMPANY
2014 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2014
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	1.75 to $1.90
Projected Specified Items:
Downsizing and streamlining of worldwide operations	0.08
Upfront and milestone payments, net	0.01
Gain on diabetes business divestiture and other related impacts	(0.22)
Pension settlements	0.01
Other	0.02

Total	(0.10)

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	1.65 to $1.80

The GAAP financial results for the full year 2014 will include specified items, including expected gain on diabetes business divestiture and other related impacts, charges associated with downsizing and streamlining worldwide operations,upfront and milestone payments, pension settlements and other charges. The gain or loss related to the sale of the diabetes business will be impacted by the timing of the transaction closing (including the China business), Forxiga regulatory approval in Japan, valuations of the businesses transferred and continuing obligations and related tax impacts. The GAAP financial results for the full year 2014 could also include other specified items that have not yet been identified and quantified, including gains or losses from other divestitures, additional upfront, milestone and other licensing payments, charges for in-process research and development and other intangible asset impairments, charges and recoveries relating to significant legal proceedings, additional restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Fourth Quarter 2013 Financial Results, January 24, 2014 including “2014 Financial Guidance” and “Use of Non-GAAP Financial Information” therein.